SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                     ---------------------------------------

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: January 14, 2002


                         MARKETING SERVICES GROUP, INC.
                          -----------------------------
               (Exact name of Registrant as specified in charter)


               Nevada                 0-16730              88-0085608
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           (State or other          (Commission         (I.R.S. Employer
           jurisdiction of           File No.)         Identification No.)
           incorporation)



                               333 Seventh Avenue
                            New York, New York 10001
                    (Address of Principal Executive Offices)


                                  917/339-7100
                                  ------------
              (Registrant's telephone number, including area code)









Item 5. Other Events

On January 14, 2002, Marketing Services Group, Inc. ("the Company") issued a press release with respect to the partial conversion of the Company's Series E preferred stock. The press release appears as Exhibit 99.1 and is filed and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)     N/A

(b)     N/A

(c)     The following documents are filed herewith as exhibits to this Form 8-K:

         99.1     Press release of the Registrant dated January 14, 2002








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MARKETING SERVICES GROUP, INC.

Date: January 14, 2002                      By: /s/ Cindy H. Hill
      ----------------                          --------------------------------
                                                Title: Chief Accounting Officer